[PHOTO OF PETER D. KINNEAR APPEARS HERE]     Peter D. Kinnear

                                             Vice President &
                                             General Manager,
                                             Exploration and Production

FMC

Energy Systems
2000 Forecast

[PIE CHART]

Energy Systems
28%
$1.1B

Food & Transportation
21%

Industrial Chemicals
20%

Specialty Chemicals
13%

Agricultural Products
18%

Total FMC Sales = $3.9 Billion

FMC

Energy Systems
Segment Capital Employed

[PIE CHART]

Food & Transportation
15%

Industrial Chemicals
26%

Specialty Chemicals
23%

Agricultural Products
20%

Energy Systems
16%

Total September 2000 capital employed = $2.7 Billion

FMC

                                Energy Systems

                               Segment Sales($M)

                                 [Bar Graph A]


1,400
                                1,320.9

1,200
                      1,144.3
                                          1,129.4          --
1,000
             949.0

  800


  600


  400


             1996      1997      1998       1999       2000 Fcst



                             Segment EBIT($M)

                              [Bar Graph B]

100
                                           97.1
                                95.2
 80                                                       --

                      76.5

 60

             33.9

 40



 20



  0


             1996      1997      1998       1999       2000 Fcst

FMC

FMC's Energy Business Well
Positioned

- Sales over $1 billion

- Historically high oil and gas prices

- E&P spending increasing

- Products critical to our customers

- Earning returns above the cost of capital

FMC

FMC's Two Energy Segments

- Exploration and Production

- Transportation and Processing

FMC

Exploration and Production

[PHOTO OF SURFACE TREE APPEARS HERE]
Surface Tree

[PHOTO OF SUBSEA TREE WITH CONTROLS APPEARS HERE]
Subsea Tree with Controls

[PHOTO OF SUBSEA MANIFOLDS APPEARS HERE]
Subsea  Manifolds

[PHOTO OF FLOATING PRODUCTION STORAGE AND OFFLOADING/TURRET MOORING SYSTEM APPEARS HERE]
Floating Production Storage and Offloading/Turret Mooring System

[PHOTO OF MINI TENSION LEG PLATFORM APPEARS HERE]
Mini Tension Leg Platform

[PHOTO OF INTEGRATED DEVELOPMENTS APPEARS HERE]
Integrated Developments

FMC

Transportation and
Processing

[PHOTO OF MEASUREMENT SOLUTIONS APPEARS HERE]
Measurement Solutions

[PHOTO OF BLENDING & TRANSFER APPEARS HERE]
Blending & Transfer

[PHOTO OF PRODUCTION MANIFOLD SYSTEMS APPEARS HERE]
Production Manifold Systems

[PHOTO OF LOADING SYSTEMS APPEARS HERE]
Loading Systems

[PHOTO OF MARINE TERMINALS APPEARS HERE]
Marine Terminals

FMC

Energy Products

                                              Market          Market
                                             Position        Size ($M)
                                             --------        ---------
Subsea Systems                                   1           1,300
Loading Systems                                  1             200
Flowline Products                                1             150
Production Manifold Systems                      1              85
Measurement Solutions                            2             550
Surface Wellheads                                2             950
Marine Terminals                                 2             140
FPSO Turret Mooring Systems                      2             560
Blending & Transfer                              2             135

FMC

Growth Driven by R&D and Acquisitions

Over $120M in R&D Invested 1993-2000 ($ Millions)

[GRAPH APPEARS HERE]

            '87      '88      '89      '90      '91      '92      '93      '94      '95      '96      '97      '98      '99
Sales       172      225      245      323      384      408      440      478      708      820     1013     1255     1129
R&D Spending  3        5        7        7        9        9        9       10       12       16       20       24       33

'87 - '88   Improved family of Gate Valves
'89 - '92   Subsea Investments
'93         Kongsberg SOFEC
'95         National Oilwell Manifold
'96         Smith Meter
'97         Deepwater Investments
'98         CBV Brazil
'99         MAE PECO MODEC
'00         Loke Norway
'00         Continuing Deepwater Investment

FMC

Exploration and Production
Technology

Emerging technologies with the most impact on E&P spending

                                        '94      '97     '99
3D Seismic Technology                    75%      58%     71%

Horizontal/Directional Drilling          53%      27%     37%

Subsea/Floating Production/Deepwater      7%      21%     27%

Source: Salomon, Smith Barney

FMC

Transportation and Processing
Technologies

[PHOTO OF A CORIOLIS FLOWMETER APPEARS HERE]
Coriolis Flowmeter

[PHOTO OF AN ULTRASONIC FLOWMETER APPEARS HERE]
Ultrasonic  Flowmeter

[PHOTO OF AN OFFSHORE LNG LOADING SYSTEM APPEARS HERE]
Offshore LNG
Loading System

FMC

Deepwater Basins
Top 3 Deepwater Plays

                                    Identified Prospects
                             (Billion of Barrels Oil Equivalent)

West Africa                                 6.0
Gulf of Mexico                              5.2
Brazil                                      4.2

Source: Douglas - Woodward Ltd 2000

FMC

Deepwater Activity Levels
(> 1500 ft)

[BAR GRAPH APPEARS HERE]

                                1992    1993    1994    1995    1996    1997    1998    1999
Wells Drilled (>1500')            39      41      85      84     107     120     178     202



Discoveries (>1500')               9      10      16      12      31      28      31      62

Source: Offshore Data Services


FMC

Subsea Completions Forecast

[GRAPH APPEARS HERE]

Number of trees (approximate plot points)

Source: Douglas-Westwood Limited 2000

FMC

        West Africa    Gulf of Mexico    Brazil   North Sea  Asia Pacific

'95              40                40        40          20             0
        -----------------------------------------------------------------
'96              55                55        50          25            15
        -----------------------------------------------------------------
'97              50                50        50          20             0
        -----------------------------------------------------------------
'98             100               100        80          40             2
        -----------------------------------------------------------------
'99             170               160       140          70             5
        -----------------------------------------------------------------
'00             150               140       120          60             0
        -----------------------------------------------------------------
'01             160               130       100          40             5
        -----------------------------------------------------------------
'02             200               150       120          50            10
        -----------------------------------------------------------------
'03             240               180       130          60            20
        -----------------------------------------------------------------
'04             260               210       140          60            25
        -----------------------------------------------------------------

1999 Revenue Mix*

[Pie Chart]

Loading Systems $65M

Fluid Control $86M

Surface Wellheads $120M

Metering & Other $194M

Sofec Mooring Systems $102M

Subsea $563M

* Modec Joint Venture Floating Production not consolidated

FMC

Subsea Completions by Operator
2000 to 2004

Predominantly FMC Accounts
[Barchart]


                      Petrobras       Total Fina Elf                BP     Norsk Hydro    ChevronTexaco   Shell
No. Completions             250                  225               150             120              102     100


                      Statoil         ExxonMobil                    Amerada Hess      British Gas
No. Completions            80                80                               26              25

Source:    Quest Offshore

FMC

Industry Consolidation

Consolidation among oil companies

- Competitive dynamics have driven consolidation
                     +
- Further outsourcing by major oil companies
                     +
- Selection of vendors that can provide package of related services
                     +
      Alliances / Integrated Solutions

FMC

FMC's Key Alliances

Customer                                Product
----------------------------------------------------------------
Agip                                    Subsea
BP-Latin America/Alaska                 Surface Wellhead
ExxonMobil                              Lube Blending
Norsk Hydro                             Subsea/Metering
Schlumberger                            Flowline Products
Shell-USA                               Subsea
Statoil                                 Subsea/Metering

FMC

FMC EnergySystems

Energy Systems Panel

Peter D. Kinnear        Vice President and General Manager
                        Exploration and Production

Robert L. Potter        General Manager
                        Transportation and Processing

Bradley D. Beitler      General Manager
                        Western Hemisphere Subsea

Tore Halvorsen          General Manager
                        Eastern Hemisphere Subsea

FMC